PROJECT PROFILE
Elizabeth Seton Young Adult Center White Plains, NY

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping finance the $137.4 million construction of the Elizabeth Seton Young Adult Center - a five-story, 110,000-square-foot, 96-bed skilled nursing care facility specifically designed for medically fragile young adults transitioning from pediatric care. The center will provide 24-hour respiratory and medical care, rehabilitation therapies, palliative care, and on-site specialty clinics, among other services. The facility will also offer residents opportunities for social interaction, stimulating activities, physical and expressive movement, and hands-on experiences in technology, the arts, music, life skills, cooking, and gardening.

Elizabeth Seton traces its origins to the Sisters of Charity, who began their mission over 200 years ago and opened The New York Foundling in 1869 to care for abandoned infants. This initiative laid the foundation for Elizabeth Seton Pediatric Center, now a nationally recognized leader in serving children with medical complexity - those with multiple chronic conditions requiring intensive, around-the-clock clinical care. Today, Elizabeth Seton operates two campuses in White Plains and Yonkers, New York, caring for over 3,000 children annually. Its 169-bed facility is the largest pediatric post-acute care provider in the United States.

HITROLE	The HIT is providing $132.2 million to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. This represents the largest new construction GNMA CLC/PLC in HIT’s history.
PARTNERS	Sponsor: Elizabeth Seton Pediatric Center Mortgage Lender: Ziegler Financial Services
SOCIAL IMPACT	The Elizabeth Seton Young Adult Center seeks to address the “aging out crisis,” which is caused by patient transfers to nursing homes after their pediatric placement ends at age 21. Since 2012, approximately 30% of its former residents who transfer to geriatric nursing homes pass away within one year because the geriatric nursing homes are unsuited to provide the around-the-clock, highly specialized medical and emotional care that the young adults require and deserve.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $132.2. Million	Total Development Cost $137.4 Million	96 Units (100% affordable)	752,990 Hours of Union ConstructionWork Generated	$30.4 Million Tax revenue generated	$197.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Elizabeth Seton Young Adult Center – White Plains, NY

“I am proud the HIT is helping to finance the Elizabeth Seton Young Adult Center, a life changing opportunity for young adults to access the specialized medical and emotional support services they need. For over 20 years, Elizabeth Seton hospitals have delivered critical, needs-based pediatric care for New Yorkers while also promoting the creation of union construction jobs and long-term career employment for our AFL-CIO affiliates. HIT’s work with Elizabeth Seton is a prime example of the positive impact these investments have on families and their communities every day.”

- Liz Shuler, President AFL-CIO

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union- friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2025

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